Exhibit 10.1

Gannett Co., Inc.

2015 Omnibus Incentive Compensation Plan

Amendment Number 2

Subject to and effective upon obtaining the requisite stockholder approval for this Amendment at the Company’s 2018 annual meeting of stockholders (the “Effective Date”), pursuant to Article 16 of the Gannett Co., Inc. 2015 Omnibus Incentive Compensation Plan, as amended (the “Plan”), Gannett Co., Inc. hereby amends the Plan as follows:

1.    The last sentence of Section 1.3 of the Plan is amended by replacing the reference to “the tenth (10th) anniversary of the Effective Date” with “May 8, 2028.”

2.    Section 4.1 of the Plan is hereby amended by replacing the first sentence of such Section with the following:

Subject to Sections 4.2 and 4.4, the number of Shares reserved for issuance to Participants under this Plan is twenty-four million and fifty thousand (24,050,000).

3.    Effective for awards granted on or after May 8, 2018, Section 6.10 is hereby amended by replacing such Section with the following:

6.10    Service Requirement for Options. Options granted to Participants on or after May 8, 2018, will be subject to a minimum vesting period requiring at least one year of service, with no installment vesting earlier than one year after the date of grant, provided that the Committee may adopt shorter vesting periods for grants made in connection with an acquisition by the Company or its Subsidiaries or Affiliates in substitution for pre-existing awards.

Notwithstanding the foregoing, effective for Equity Awards granted on or after May 10, 2017, with respect to all Equity Awards that do not otherwise qualify for an exception from the minimum one year of service vesting requirement, up to five percent (5%) of the Shares authorized for issuance under the Plan in excess of eleven million (11,000,000) Shares may be granted without regard to the one year of service vesting requirement.

The Committee may accelerate vesting: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Committee determines to be appropriate, or (ii) in connection with a Change in Control in which the Equity Award is not continued or assumed (e.g., the Equity Award is not equitably converted or substituted for a similar award of the successor company).

4.    Effective for awards granted on or after May 8, 2018, Section 7.9 is hereby amended by replacing such Section with the following:

7.9    Service Requirement for SARs. SARs granted to Participants on or after May 8, 2018, will be subject to a minimum vesting period requiring at least one year of service, with no installment vesting earlier than one year after the date of grant, provided that the Committee may adopt shorter vesting periods for grants made in connection with an acquisition by the Company or its Subsidiaries or Affiliates in substitution for pre-existing awards.

Notwithstanding the foregoing, effective for Equity Awards granted on or after May 10, 2017, with respect to all Equity Awards that do not otherwise qualify for an exception from the minimum one year of service vesting requirement, up to five percent (5%) of the Shares authorized for issuance under the Plan in excess of eleven million (11,000,000) Shares may be granted without regard to the one year of service vesting requirement.

The Committee may accelerate vesting: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Committee determines to be appropriate, or (ii) in connection with a Change in Control in which the Equity Award is not continued or assumed (e.g., the Equity Award is not equitably converted or substituted for a similar award of the successor company).

5.    Effective for awards granted on or after May 8, 2018, Section 8.8 is hereby amended by replacing such Section with the following:

8.8    Service Requirement for Restricted Stock and Stock Awards. Restricted Stock and Stock Awards granted to Participants on or after May 8, 2018, will be subject to a minimum vesting period requiring at least one year of service, with no installment vesting earlier than one year after the date of grant, provided that the Committee may adopt shorter vesting periods for grants made in connection with an acquisition by the Company or its Subsidiaries or Affiliates in substitution for pre-existing awards.

Notwithstanding the foregoing, effective for Equity Awards granted on or after May 10, 2017, with respect to all Equity Awards that do not otherwise qualify for an exception from the minimum one year of service vesting requirement, up to five percent (5%) of the Shares authorized for issuance under the Plan in excess of eleven million (11,000,000) Shares may be granted without regard to the one year of service vesting requirement.

The Committee may accelerate vesting: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Committee determines to be appropriate, or (ii) in connection with a Change in Control in which the Equity Award is not continued or assumed (e.g., the Equity Award is not equitably converted or substituted for a similar award of the successor company).

6.    Effective for awards granted on or after May 8, 2018, Section 9.7 is hereby amended by replacing such Section with the following

9.7    Service Requirement for Restricted Stock Units, Performance Units and Performance Shares. Restricted Stock Units, Performance Units and Performance Shares granted to Participants on or after May 8, 2018, will be subject to a minimum vesting period requiring at least one year of service, with no installment vesting earlier than one year after the date of grant, provided that the Committee may adopt shorter vesting periods for grants made in connection with an acquisition by the Company or its Subsidiaries or Affiliates in substitution for pre-existing awards.

Notwithstanding the foregoing, effective for Equity Awards granted on or after May 10, 2017, with respect to all Equity Awards that do not otherwise qualify for an exception from the minimum one year of service vesting requirement, up to five percent (5%) of the Shares authorized for issuance under the Plan in excess of eleven million (11,000,000) Shares may be granted without regard to the one year of service vesting requirement.

The Committee may accelerate vesting: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Committee determines to be appropriate, or (ii) in connection with a Change in Control in which the Equity Award is not continued or assumed (e.g., the Equity Award is not equitably converted or substituted for a similar award of the successor company).

7.    Except as amended above, the Plan shall remain in full force and effect, and no changes by this Amendment shall modify, affect or impact Awards granted before May 8, 2018.

IN WITNESS WHEREOF, Gannett Co., Inc. has caused this Amendment to be executed by its duly authorized officer as of this 8th day of May, 2018.

GANNETT CO., INC.

By:	/s/ Barbara W. Wall
Name:	Barbara W. Wall
Title:	Senior Vice President & Chief Legal Officer